UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FedEx Chief Financial Officer – Retention Awards: On July 17, 2017, the Board of Directors of FedEx Corporation (“FedEx”), upon the recommendation of the Compensation Committee, approved a performance-based cash award for Alan B. Graf, Jr., FedEx’s Executive Vice President and Chief Financial Officer. The award has a target value of $574,661 that is tied to the achievement of a fiscal 2020 earnings per share (“EPS”) goal (excluding mark-to-market pension accounting adjustments and TNT Express integration and restructuring expenses and subject to any adjustments that may be approved by the Board, upon the recommendation of the Compensation Committee). The cash award will be paid in its entirety if the fiscal 2020 EPS goal is met or exceeded. If fiscal 2020 EPS is less than 80% of the goal, no cash award will be paid. If fiscal 2020 EPS is between 80% and 100% of the goal, the Chairman of the Board will determine the actual award paid (but in no event will it exceed $574,661). To remain eligible for the award, Mr. Graf must remain FedEx’s Chief Financial Officer through the end of fiscal 2020. In the event of death or permanent disability prior to the end of fiscal 2020, payment will be made in accordance with the timing and payout criteria described above. On July 17, 2017, Mr. Graf was also granted a restricted stock award of 1,785 shares with a four-year ratable vesting period.

FedEx General Counsel and Secretary – Retirement: On July 20, 2017, FedEx announced that Christine P. Richards, FedEx’s Executive Vice President, General Counsel and Secretary, will retire effective September 30, 2017. On July 19, 2017, Ms. Richards and FedEx entered into an agreement that includes a one-year non-compete covenant and a one-time payment to Ms. Richards of $753,900 following her retirement. Her successor will be named at a later date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: July 20, 2017	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and Principal Accounting Officer

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